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                                                                                                                         EXHIBIT 4.1

                  TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY


         COMMON STOCK                          [LOGO OF DRIL-QUIP APPEARS HERE]                            $.01 PAR VALUE
           NUMBER                                                                                              SHARES

                                                          DRIL-QUIP, INC.                              SEE REVERSE FOR LEGEND
THIS CERTIFICATE IS TRANSFERABLE IN      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE             CUSIP 262037 10 4
NEW YORK, NY AND RIDGEFIELD PARK, NJ                                                            SEE REVERSE FOR CERTAIN RESTRICTIONS


     THIS CERTIFIES THAT







     IS THE REGISTERED HOLDER OF

                                    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Dril-Quip, Inc. (hereafter referred to as the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation of the Corporation (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:



/s/ LARRY E. REIMERT            /s/ GARY D. SMITH                         /s/ J. MIKE WALKER           [CORPORATE SEAL APPEARS HERE]
-------------------------       --------------------------------------    ------------------------
Co-Chairman of the Board        Co-Chairman of the Board and Secretary    Co-Chairman of the Board
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Countersigned and Registered:
  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

By:                                    as Transfer Agent
                                         and Registrar



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                       [LOGO OF DRIL-QUIP APPEARS HERE]

                                DRIL-QUIP, INC.

     This Corporation will furnish without change to each stockholder who so requests the powers, designation, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such statement may be obtained by a request in writing to the office of the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
  TEN COM -- as tenants in common                    UNIF GIFT MIN ACT -- ___________ Custodian __________
  TEN ENT -- as tenants by the entireties                                   (Cust)               (Minor)
  JT TEN  -- as joint tenants with right of                               under Uniform Gifts to Minors
             survivorship and not as tenants                              Act_____________________
             in common                                                           (State)
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    Additional abbreviations may also be used though not in the above list.

For value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE
---------------------------------------
|                                     |
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--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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--------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date ___________________________________


                                    X_______________________________________
                                                   (SIGNATURE)
           NOTICE:
   THE SIGNATURE(S) TO THIS
   ASSIGNMENT MUST CORRESPOND
   WITH THE NAME(S) AS WRITTEN
   ON THE FACE OF THE CERTIFICATE
   IN EVERY PARTICULAR WITHOUT
   ALTERATION OR ENLARGEMENT OR
   ANY CHANGE WHATEVER.             X_______________________________________
                                                   (SIGNATURE)


                                  ---------------------------------------------
                                 | THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN |
                                 | "ELIGIBLE GUARANTOR INSTITUTION" AS DEFINED |
                                 | IN RULE 17Ad-18 UNDER THE SECURITIES        |
                                 | EXCHANGE ACT OF 1934, AS AMENDED.           |
                                  ---------------------------------------------
                                 | SIGNATURE(S) GUARANTEED BY:                 |
This certificate also evidences  |                                             |
and entitles the holder hereof   |                                             |
to certain Rights as set forth   |                                             |
in the Rights Agreement between  |                                             |
Dril-Quip, Inc. (the "Company")  |                                             |
and ChaseMellon Shareholder       ---------------------------------------------
Services, L.L.C. (the "Rights
Agent") dated as of October 17,
1997 as it may from time to
time be supplemented or amended
(the "Rights Agreement"), the
terms of which are hereby
incorporated herein by
reference and a copy of which
is on file at the principal
offices of the Company. Under
certain circumstances, as set
forth in the Rights Agreement,
such Rights may be redeemed,
may be exchanged, may expire or
may be evidenced by separate
certificates and will no longer
be evidenced by this
certificate. The Company will
mail to the holder of this
certificate a copy of the
Rights Agreement, as in effect
on the date of mailing, without
charge promptly after receipt
of a written request therefor.
UNDER CERTAIN CIRCUMSTANCES SET
FORTH IN THE RIGHTS AGREEMENT,
RIGHTS BENEFICIALLY OWNED BY OR
TRANSFERRED TO ANY PERSON WHO
IS, WAS OR BECOMES AN ACQUIRING
PERSON OR AN AFFILIATE OR
ASSOCIATE THEREOF (AS SUCH
TERMS ARE DEFINED IN THE RIGHTS
AGREEMENT), AND CERTAIN
TRANSFEREES THEREOF, WILL
BECOME NULL AND VOID AND WILL
NO LONGER BE TRANSFERABLE.